ACCOUNTS PAYABLE AND ACCRUED LIABILITIES (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES
Trade payables	$ 109,236	$ 81,879
Inventory commitment reserve	3,850	1,866
Accrued royalties	13,042	9,750
Accrued payroll and related liabilities	12,572	10,879
Taxes payable (including sales taxes)	4,922	2,501
Product warranties (note 26(b)(iii))	7,637	7,362
Other	16,241	14,300
Total	$ 167,500	$ 128,537